EXHIBIT 10.4


                                COMMERCIAL LEASE
                                ----------------

MADE THE DAY OF AUGUST, 1999

BETWEEN:

                             ST. PATRICK TOWERS INC.

                                     - AND -                    (THE "LANDLORD")

                               116630 ONTARIO INC.

                                                                    (THE "TENT")

     In consideration of the rents, covenants and obligations stipulated herein the Landlord and the Tenant have agreed to enter into a Lease of the premises at 30 St. Patrick Street (the "Building"),5th Floor , in the City of Toronto, those premises in the said Building consisting of approximately 3025 square feet, more or less (the "Premises"), the Premises having been inspected by the Tenant and the Tenant acknowledges that other than the work to be performed by the Landlord in Section 12 that it is entering into this Lease and is accepting the Premises on an "as is" basis.

1.   GRANT OF LEASE

     (1) The Landlord leases the Premises to the Tenant:

          (a)  at the Rent set forth in Section 2;

          (b)  for the Terms set forth in Section 3; and

          (c) subject to the conditions and in accordance with the covenants, obligations and agreements herein.

     (2) The Landlord covenants that he has the right to grant the leasehold interest in the Premises free from encumbrances except as disclosed on title.

2.   RENT

     (1) Minimum Rent means the amounts payable by the Tenant w the Landlord pursuant to this Section.

     (2) The Tenant covenants to pay to the Landlord, during the Term of this Lease Minimum Rent as follows:


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     For the Term commencing November 1, 1999 to October 31, 2004, the Minimum
     Annual Rent shall be $25,712.50 plus G.S.T., payable $2,142.71 per month plus G.S.T., without set off or deductions on the first of each and every month;

     (3) The Tend further covenants to pay all other sums required by this Lease to be paid by him and agrees that all amount payable by the Tenant to the Landlord or to any other party pursuant to the provisions of this Lease shall be deemed to be Additional Rent ("Additional Rent") and shall be collectable as Rent in arrears .whether or not specifically designated as such in this Lease.

     (4) The Landlord and the Tenant agree that it is their mutual intention that this Lease shall be a completely carefree net lease for the landlord and that the Landlord shall not, during the Term of this Lease, be required to make any payments in respect of the Premises other than charges of a kind personal to the Landlord (such as income and estate taxes and mortgage payments):

          (a) and to effect the said intention of the parties the Tenant promises to pay all charges relating to the maintenance, management and operation of the Building including but not limited to the following expenses related to the Premises/Building, all amours payable as Additional Rent,

               (i) we pay to the Landlord or to the charging authority all taxes levied, made or imposed against the Demised Premises in respect of the business or other activity of the Tenant and the income or property of the Tenant;

               (ii) to pay to the landlord or to the charging authority as the same become due, all charges for public utilities, including water, gas, electrical power or energy, steam or hot water used upon or in respect of the Demised Premises and for fittings, machines, apparatus, meters or other things leased in respect thereof, and for all work or services performed by an corporation in commission in connection with such public utilities;

              (iii) services supplied to the Premises and its proportionate share of services supplied to the Building, provided that this does not in any way oblige the Landlord to provide any services, unless otherwise agreed in this Lease;

               (iv) management fees being fifteen percent of the Additional
                    Rent;

               (v) its proportionate share of accounting and legal fees relating to the Building;

               (vi) to gay its proportionate share of the cost of fire, public liability, glass, pressure vessel and rental insurance premiums as provided for in Section 8;

              (vii) sales tax, G.S.T., capital tax relating to the Building and any other taxes imposed on the Landlord respecting the Rent;


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             (viii) to pay the Landlord as additional rent, its proportionate share of all taxes (including local improvements), rates, charge, excises, levies and assessments (the "Taxes") whatsoever whether municipal, provincial, federal, imposed or assessed against the Demised Premises or any part thereof, or against the Landlord on account of the Demises Premises, its use or occupation. If no separate assessment notice is issued for the Demises Premises, the Landlord may estimate the amount of the assessment attributable to the Demises Premises in an equitable manner, acting reasonably, and this assessment shall form the basis of the Tenant's liability for taxes.

                    The Landlord will, at the commencement of this Lease and thereafter at the beginning of each tax year, estimate the yearly taxes and the Tenant shall pay to the Landlord one-twelfth (1/12) of these estimated yearly taxes on each rental payment date. If the mate of monthly tax payments is at any time insufficient to pay any tax bill then due, the Tenant shall forthwith upon demand pay the deficiency. As soon as practicable after receipt by the Landlord of the final bills in respect to taxes, the tax payments made by the Tenant shall be adjusted, and any over or under payment shall be paid forthwith by the Tenant to the Landlord or by the Landlord to the Tenant as applicable;

               (ix) to pay its proportionate share of the costs of maintenance, said maintenance including but not limited to the cost of the repair and maintenance of driveways, window cleaning, superintendent costs, panting areas and airy other common areas, the repainting, when necessary of all exterior woodwork and metalwork now painted aril the maintenance of all mechanical equipment and installations, but not capital repairs to same in accordance with generally accepted accounting practices; and

               (x) all other charges, impositions, costs and expenses of every nature and kind whatsoever;

          (b) and if any of the foregoing charges are invoiced directly to the Tenant, the. Tenant shall pay same as and when they biome due and shall produce proof of payment to the Landlord immediately if requested to do so;

          (c) and the Tenant hereby agrees to indemnify and protect the Landlord from arty liability accruing to the Landlord in respect of the expenses payable by the Tenant as provided for herein;


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          (d)  and if the Tenant fails to make any of the payments required by this Lease then the Landlord may make such payments and charge to the Tenant as Additional Rent the amounts paid by the Landlord;

               (i) and if such charges are not paid by the Tenant on demand the Landlord shall be entitled to the same remedies and may take the same steps for recovery of the unpaid charges as in the event of Rent in arrears.

     (5) Additional Rent shall be payable in monthly installments in advance on the same dates stipulated for payment of Rent in Section 2 (2) and the Landlord shall no more than once a year provide the Tenant with a Statement providing such information as may be required to calculate accurately the amounts payable by the Tenant as Additional Rent:

          (a) prior to the first such statement being delivered the payments of Additional Rent shall be based on the Landlord's estimate of the expenses chargeable to the Tenant, the landlords estimate or the first year shall be $4.033.33 plus G.S.T. per month;

          (b) in the event that any such statement indicates that the amounts paid by the Tenant for Additional Rent are either more or less than the amount required pursuant to the statement then:

               (i) if the Tenant has underpaid in respect of Additional Rent, the Tenant shall pay said amount within 15 days;

               (ii) if the Tenant has overpaid in respect of Additional Rent the adjustment may be made by way of reduction of the next ensuing installments of Rent.

     (6) All payments to be made by the Tenant pursuant to this Lease shall be delivered to the Landlord at the Landlord's address for service set out in
     Section 15 or to such other place as the Landlord may from time to time direct in writing.

     (7) The Tenant agrees to pay in advance to the Landlord at the commencement of the Term the sum of $13,216.74 which shall be applied as a deposit on account of the first and last month payments of Minimum and Additional Rent.

     (8) All Rent in arrears and all sums paid by the Landlord for expenses incurred which should have been paid by the Tenant shall bear interest from the date payment was due, or made, or expense incurred at rate per annum equal to the prime commercial lending rate of the Landlord's bank plus five
     (5) per cent.

     (9) The Tenant acknowledges and agrees that the payments of Rent and Additional Rent provided for in this Lease shall be made without any deduction for any reason whatsoever unless expressly allowed by the terms of this Lease or agreed to by the Landlord in writing; and


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          (a)  no partial payment by the Tenant which is accepted by the
               Landlord shall be considered as other than a partial payment on account of Rent owing and shall not prejudice the Landlord's right to recover any Rent owing.

     (10) Tenants proportionate share shall be equivalent to 9.32% of the total cost if services or costs are supplied or incurred for the entire Building. If services are supplies to a portion of the Building, Tenants proportionate share shall be defined as the ratio of Rentable Area of the Premises (3025) over the whole of the Rentable Area of the portion of the Building to which services are supplied or costs are incurred.

3.   TERM AND POSSESSION

     (1) The Tenant shall have possession of the Premises for a period of five years, commencing on the 1st day of November 1, 1999 ("Commencement Date"), continuing monthly thereafter and ending on the last day of October, 2004 (the "Term").

     (2) Upon at least six months written notice to the Landlord, said nice to be provided prior to the expiry of the initial terns of Lease, and provided the Tenant has not been and is not in default under the terms of the Lease, the Tenant shall have the OPTION TO RENEW the Lease ("Renewal Term") for a further term of five (5) years on the same terms and condition as the Lease, save and except there shall be no further right to renew and no requirement for any Landlords work and the Minimum Rent which shall be mutually agreed based on the then current market rental rate for similar premises in similar buildings.

     (3) Subject to the Landlord's rights under this Lease, and as long as the Lease is in good standing the Landlord covenants that the Tenant shall have quiet enjoyment of the Premises during the Term of this Lease with. any interruption or disturbance from the Landlord or any other person or persons lawfully claiming through the Landlord.

4.   ASSIGNMENT

     (1) The Tenant shall not assign this Lease or sublet the whole or any part of the Premises unless he first obtains the consent of the Landlord in writing, which consent shall not unreasonably be withheld.

     (2) The consent of the Landlord to airy assignment or subletting shall n operate as a waiver of the necessity for consent to any subsequent assignment of subletting.

     (3) Every request for consent shall be in writing, accompanied by an executed copy of the assignment or subletting agreement. entered into between the Tenant and the proposed assignee or subtenant, and shall include such information as the nature of the business which the proposed assignee or sub tenant curies on, the use to which it intends to put the Demised Premises and such information as to its financial responsibility as the Landlord may reasonably require.


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     (4) Any consent granted by the Landlord shall be conditional upon the assignee, sublessee or occupant executing a written agreement directly with the Landlord agreeing to be bound by all the terms of this Lease as if the assignee, sublessee or occupant had originally executed this Lease as Tenant, Tenant shall pay Landlords legal fees, incurred relating to said assignment.

     (5) Any assignment is conditional on the Landlord being entitled as Additional Rent to any excess of rent paid by the Assignee or subtenant over the rent specified to be paid by the Tenant in this Lease.

     (6) Any consent given by the Landlord to any assignment or other disposition of the Tenant's interest in this Lease or in the Premises shall not relieve the Tenant from his obligations under this Lease, including the obligation to pay Rent and Additional Rent as provided for herein.

     (7) If the party originally entering into this Lease as Tenant, or any party who subsequently becomes the Tenant by way of assignment or sublease or otherwise as provided for in this Lease, is a corporation then:

          (a) the Tenant shall not be entitled to deal with its authorized or issued capital or that of an affiliated company in any way that results in a change in the Abed voting control of the Tenant unless the Landlord first consents in writing to the proposed change which consent shall n be unreasonably withheld:

          (b) if any change is made in the control of the Tenant corporation without the written consent of the Landlord then the Landlord shall be entitled to treat the Tenant being in default and to exercise the remedies stipulated in paragraph 10 (2) of this Lease and arty other remedies available in law;

          (c) the Tenant agrees to make available to the Landlord or his authorized representatives the corporate books and records of the Tenant for inspection at reasonable times .

5.   USE

     (1) The Tenant shall occupy the Leased Premises throughout the term and the Leased Premises shall be continuously, actively and diligently occupied, used and operated, in a reputable and quality manner; for the business and purpose of a business office. The Landlord does not warrant or covenant the Tenant's "Use" of the premises. No change in use shall be permitted without the express consent of the Landlord given in writing, which consent may be arbitrarily withheld.

     (2) The Tenant shall not do or permit to be done at the Premises anything which may:

          (a)  constitute a nuisance;


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          (b)  cause damage to the Premises;

          (c)  cause injury or annoyance to occupants of neighboring premises;

          (d)  make void or avoidable any insurance upon the Premises;

          (e) constitute a breach of any by-law, statute, order or regulation of any municipal, provincial or other competent authority relating to the Premises.

     (3) Compliance with Laws - The Premises shall be used and occupied in a safe, careful and proper manner so as not to contravene any preset or future governmental or quasi-governmental laws in force or regulations or orders. If due solely to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with requirements of insurance carriers, tenant shall pay the entire cost thereof.

6.   REPAIR AND MAINTENANCE

     (1) The Tenant covenants that during the term of this Lease and airy renewal thereof the Tenant shall keep in good condition the Premises including all alterations and additions made thereto, and shall, with or without notice, promptly make all needed repairs and all necessary replacements as would a prudent owner.

     (2) The Tenant shall permit the Landlord or a person authorized by the Landlord to enter the Premises to examine the condition thereof and view the state of repair at reasonable times:

          (a) and if upon such examination repairs are found to be necessary, written notice of the repairs required shall be given to the Tenant by or on behalf of the Landlord and the Tenant shall make the necessary repairs within the reasonable time specified in the notice;

          (b) and if the Tenant refuses or neglects to keep the Premises in good repair the Landlord may, but shall not be obliged to make any necessary repairs, and shall be permitted to enter the Premises, by himself, or his servants or agents, for the purpose of effecting the repairs without being liable to the Tenant for any loss, damage or inconvenience to the Tenant in connection with the Landlord's entry and repairs;

               (i) and if the Landlord makes repairs the Tenant shall pay the cost of them immediately as Additional Rent.

     (3) Upon the expiry of the Term or other determination of this Lease the Tenant agrees peaceably to surrender the Premises, including airy alterations or additions made thereto, to the Landlord in a state of good repair.


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     (4) The Tenant shall immediately give written notice to the Landlord or any substantial damage that occurs to the Premises from any cause.

7.   ALTERATIONS AND ADDITIONS

     (1) If the Tenant, during the Term of this Lease or any renewal of it, tees to make any alterations or additions to the Premises, including but not limited to : erecting partitions, attaching equipment, and installing necessary furnishings or additional equipment of the Tenant's business, the Tenant may do so at his own expense, at any time and from time to time, if the following conditions are met:

          (a) before undertaking any alteration or addition the Tenant shall submit w the Landlord a plan showing the proposed alterations or additions and the Tenant chalk not proceed to make any alteration or addition unless the Landlord has approved the plan, and the Landlord shall not unreasonable or arbitrarily withhold his approval;

               (i) and items included in the plan which are regarded by the Tenant as "Trade Fixtures: shall be designated as such on the plan;

          (b) any and all alterations or additions to the Premises made by the Tenant must comply with all applicable building code standards and by-laws of the municipality in which the Premises are located.

     (2) The Tenant shall be responsible for and shall pay the cost of airy alterations, additions, installations or improvements that any governing authority, municipal, provincial or otherwise, may require to be made in, on or to the Premises.

     (3) No sign, advertisement or notice shall be inscribed, painted or affixed by the Tenant, or any other person on the Tenants' behalf, on airy part of the inside or outside of the building in which the Premises are located unless the sign, advertisement or notice has been approved in every respect by the Landlord, which approval shall not be unreasonably withheld.

     (4) All alterations anti additions to the premises made by or on behalf of the Tenant, other than the Tenant's Trade Fixtures, shall immediately become the property of the Landlord without compensation to the Tenant.

     (5) The Tenant agrees, at his own expense and by whatever means may be necessary, immediately to obtain the release or discharge of any lien that may be registered against the Landlord's property in connection with airy additions or alterations to the Premises mach by the Tenant or in connection with any other activity of the Tenant.

     (6) If the Tenant has complied with his obligations according to the provisions of this Lease, the Tenant may remove leis Trade Fixtures at the end of the Term or other termination of this Lease and the Tenant covenants


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     that he will make good and repair or replace as necessary any damage caused to the Premises by the removal of the Tenant's Trade Fixtures.

     (7) Other than as provided in paragraph 7 (6) above, the Tenant shall not, during the Term of the Lease or anytime thereafter reeve from the Premises any Trade Fixtures or other of the Tenant except in the following circumstances:

          (a)  the removal is in the ordinary course of business;

          (b) 66 Trade Fixture has become unnecessary for the Tenant's business or is being replaced by a new or similar Trade Fixture; or

          (c)  tire Landlord has concerned in writing to the removal;

     (8) The Tenant shall not bring onto the Premises or any part of the Premises any machinery, equipment or any other thing that might in the opinion of the Landlord , by reason of its weight, size or use, damage the Premiers or overload the floors of the Premises;

          (a) and if the Premises are damaged or overloaded the Tenant shall restore the Premises immediately or pay to the Landlord the cost or restoring the Premises.

     (9) Trade Futures, Personal Property end Improvements - Subject to Tenant's rights under Article (6), after me expiration or other termination of the Term all of the Tenant's trade fixtures, personal property and improvements remaining in the Premises shall be deemed to conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefor, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection therewith.

     (10) Alterations by Landlord - Landlord may from time to time:

          (a) make repairs, replace, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building;

          (b) make changes in or additions to any part of the Building not in or forming part of the Premise; and

          (c) change or alter the location of those areas of the Building from time to time designated by Landlord for use during normal business hers by Tenant in common with all tenants and other persons in the Building but under exclusive control of Landlord, provided that in doing so Landlord shall not disturb or interfere with Tenant's use of the Premises and operation of its business any more than is reasonably necessary in the circumstances and shall repair any damage to the Premises caused thereby.


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     (11) Access by Landlord - Tenant shall permit Landlord to enter the
     Premises outside normal business hours, and during normal business hours where such will not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business, to examine, it, and show the Premises to persons wishing to lease them, to provide services and make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises or the Building. Landlord shall whenever possible consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

     (12) Energy, Conservation and Security Policies - For the purpose of this Lease only, Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy conservation or security.

     (13) Signage - The Tenant shall have the right to install signs within the premises to identify the Tenant's business. The Landlord shall add the Tenant name on the building directory.

8.   INSURANCE

     (1) During the Term of this Lease and any renewal thereof the Landlord may maintain, at the Tenant's costs with respect to the Premises, insurance coverage insuring against:

          (a) loss or damage by fire, lightning, storm and other perils that may cause damage toy the Premises or the property of the Landlord in which the Premises are located as are commonly provided for as extended perils coverage or as may be reasonable required and obtained by the Landlord;

               (i) aril the insurance policy shall provide coverage on a replacement cost basis in an amount sufficient to cover the cost of all signs and leasehold improvements;

          (b) liability for bodily injury or death or properly damage sustained by third parties up to such limits as the Landlord in his some discretion deem advisable but in no event less than $1,000,000.00;

          (c) rental income protection insurance with respect to fire and other perils to the extent of one year's Rent payable under this Lease;

               (i) but such insurance and any payment of the proceeds thereof to the Landlord shall not relieve the Tenant of its obligations to continue to pay rent during any period of rebuilding, replacement, repairing or restoration of the Premises except as provided in Section 9.


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     (2) The Tenant covenants to keep the Landlord indemnified against all claims and demands whatsoever by any person, whether in respect of damage to person or property, arising out of or occasioned by the maintenance, use or occupancy of the Premises or the subletting or assignment of same or any part thereof. Aid the Tenant further covenants to indemnify the Landlord with respect to any encumbrance on or damage to the Premises occasioned by or arising from the act, default, or negligence or the Tenant, its offers, agents, servants, employees, contractors, customers, invitees or licensees:

          (a) and the Tenant agrees that the foregoing indemnity shall survive the termination of this Lease notwithstanding any provisions of this Lease to the contrary.

     (3) The Tenant shall carry insurance in his own name to provide coverage with respect to the risk or business interruption to an extent sufficient to allow the Tenant to meet his ongoing obligations to the Landlord and to protect the tenant against loss of revenues.

     (4) The Tenant shall carry insurance in his own name insuring against the risk of damage to the Tenant's property within the Premises caused by fire or other perils and the policy shall provide for coverage on a replacement costs basis to protect the Tenant's stock-in-trade, equipment, Trade Fixtures, decorations and improvements.

     (5) The Tenant shall carry public liability insurance of $2,000,000.00 and property damage insurance in which policy the Landlord shall be a named insured and the policy shall include a cross-liability endorsement;

          (a) and the Tenant shall provide the Landlord with a copy of the policy of insurance.

9.   DAMAGE TO THE PREMISES

     (1) If the Premises or the building in which the Premises are located, are damaged or destroyed, in whole or in part, by fire or other peril, then the following provisions shall apply:

          (a) if the damage or destruction renders the Premises unfit for occupancy and impossible to repair 'or rebuild using reasonable diligence within 120 clear days from the happening of such damage or destruction occurred, and the Tenant shall immediately surrender the remainder of the Term and give possession of the Premises to the Landlord, and the Rent from the time of the surrender shall abate;

          (b) If the Premises can with reasonable diligence be repaired and rendered fit for occupancy within 120 days from the happening of the damage or destruction, but the damage renders the Premises wholly unfit for occupancy, then the rent hereby reserved shall not accrue after the day that such damage occurred, or while the process of repair is going on, and the Landlord shall repair the


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               Premises with all reasonable speed and the Tenant's obligation to pay Rent shall resume immediately after the necessary repairs have been completed.

               If lease Premises can be repaired within 120 days as aforesaid, but the damage is such that the lease Premises are capable of being partially used, then until such damage has been repaired, the Tenant shall continue in possession and the Rend shall abate proportionate.

     (2) Any question as to the degree of damage or destruction or the period of time required to repair or rebuild shall be determined by an architect retained by Landlord.

     (3) Apart from the provisions of Section 9(1) there shall be no abatement from or reduction of the Rent payable by die Tenant, nor shall The Tenant be entitled to claim against the Landlord for any damages, general or special, caused by fire, water, sprinkler systems, partial or temporary failure or stoppage or services or utilities which the Landlord is obliged to provide according to this Lease, from any cause whatsoever.

     (4) Major Damage to Building - If all or a substantial part (whether or not including the Premises) of the Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or part, Landlord may elect to terminate this Lease as of the date of notice if the Premises are unaffected by such casualty by written notice delivered to Tenant not more than 60 days after the date of such casualty.

     (5) Limitation on Landlord's Liability - Except as specifically provided in
     Section 9(b), there shall be no reduction of Rent and Landlord shall have no liability w Tenant by reason of any injury or interference with Tenant's business or property arising from fire or other casualty, howsoever or from the making of any repairs resulting therefrom in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express or implied invitation of the Tenant.

10.  ACTS OF DEFAULT AND LANDLORD'S REMEDIES

     (1) An Act of Default has occurred when:

          (a) The Tenant has failed to pay Minimum Rent or Additional Rent or any other monies for a period of 5 Consecutive days, regardless of whether demand for payment has bin made or not ;

          (b) The Tenant has breached his covenants or failed to perform any of his obligations under this Lease; and


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               (i)  the Landlord has given notice specifying the nature of the default and the steps required to correct it; and

               (ii) the Tenant has failed to correct the default within a reasonable period of time as required by the notice;

          (c)  the Tenant has;

               (i) become bankrupt or insolvent or made an assignment for the benefit of the Creditors;

               (ii) had its property seized or attached in satisfaction of a judgment and such judgement has not been set aside or satisfied within 15 days thereof;

              (iii) had a receiver appointed;

               (iv) committed any act of neglected to do anything with the result that a Construction Lien or other encumbrance is registered against the Landlord's property which is not discharged within 10 days after written notice to this effect from the landlord;

               (v) without the consent of the Landlord, made or entered into an agreement to make a sale of its assets to which the Bulk Sales Act applies unless the assets are being replaced by assets of a similar value;

               (vi) taken action if the Tenant is a corporation, with a view to winding up, dissolution or liquidation;

          (d) any insurance policy is cancelled by reason or the use or occupation of the Premises, or by reason or non-payment of premiums and is not corrected within 5 days after written notice thereof from the Landlord;

          (e)  The Premises;

               (i) become vacant or remain unoccupied for a period of 30 consecutive days; or

               (ii) are not open for business on more than thirty (30) business days in any twelve (12) month period or on any twelve (12) consecutive business days; or

              (iii) are used by any other person or persons, of for any other purpose than as provided for in this Lease without the written consent of the Landlord.

     (2) When an Act of Default on the part of the Tenant has occurred:

          (a) the current month's rent together with next three month's rent shall become due and payable immediately; and

          (b) the Landlord shall have the right to terminate this Lease and to re-enter the Premises and deal with them as he may choose.

     (3) If, because and Act of Default has occurred, the Landlord exercises his right to terminate this Lease and re-enter the Premises prior to the end of the Term, the Tenant shall nevertheless be liable for payment of Rent and all other amounts payable by the Tenant in accordance with the provisions of this Lease until the Landlord has re-let the Premises or otherwise dealt with the Premises in such manner that the cessation of payments by the Tenant will not result in loss to the Landlord:

          (a) and the Tenant agrees to be liable to the Landlord, until the end of the Terns of this Lease for payment of any difference between the amount of Rent hereby agreed to be paid for the Term hereby granted and the Rent any new tenant pays to the Landlord.

     (4) The Tenant covenants that notwithstanding any present or future Act of the Legislature of the Province of Ontario, the personal property of the Tenant during the term of this Lease shall not be exempt from levy by distress for Rent in arrears;

          (a) and the Tenant acknowledges that it is upon the express understanding that there should be no such exemption that this Lease is entered into, and by executing this Lease:

               (i) the Tenant waives the benefit of any such legislative provisions which might otherwise be available to the Tenant in the absence of this agreement; and

               (ii) The Tenant agrees that the Landlord may plead this covenant as an estoppel against the Tenant if an action is brought to test the Landlord's right to levy distress against the Tenants property.

     (5) If, when an Act of Default has occurred, the Landlord chooses not to terminate the Lease and re-enter the Premises, the Landlord shall have the right to take any and all necessary steps to rectify any or all Acts of Default of the Tenant and to charge the costs of such rectification to the Tenant and to recover the costs as Rent.

     (6) If, when an Act of Default has occurred, the Landlord chooses w waive his right to exercise the remedies available to him under this Lease or at law the waiver shall not constitute condonation of the Act of Default, nor shall the waiver be pleaded as an estoppel against the landlord to prevent his exercising this remedies with respect to a subsequent Act of Default:

          (a) No covenant, term, or condition of this Lease shall be deemed to have been waived by the Landlord unless the waiver is in writing and signed by the Landlord.

11.  TERMINATION UPON NOTICE AND AT END OF TERM

     (1) If the Landlord desires at any time to remodel of demolish the Building or any part thereof, to an extent that renders continued possession by the Tenant impracticable, the Tenant shall upon receiving 180 clear days written notice from the Landlord surrender this lease, including any unexpired remainder of the Term and vacate the Premises and give the Landlord possession.

     (2) The Tenant agrees to permit the Landlord during the last three months of the Term of this Lease to display "For Rent" or "For Sate" signs or both at the Premises and to show the Premises to prospective new tenants or purchasers and to permit anyone having written authority of the Landlord to view the Premises at reasonable hours.

     (3) If the Tenant remains in possession of the Premises after termination of this Lease as aforesaid and if the Landlord then accepts rent for the Premises from the Tenant, it is agreed that such overholding by the Tenant and acceptance of Rent by the Landlord shall create a monthly tenancy only at 150 % of the Minimum Rent but the tenancy shall remain subject to all the terms and conditions of this Lease except those regarding the Term.

     (4) Eminent Domain
         --------------

     Taking of Premises - If during the Term all of the Premises shall be taken for airy public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (hereinafter called the "date of such taking").

     Partial Taking of Building - If during the Term only part of the Building is taken or purchased as set out in Section 11 (5), then:

          (a) if in the reasonable opinion of Landlord substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affect, Landlord shall have the right to terminate this Lease by giving the Tenant at least 90 days written notice thereof;

          (b) if more than one-third of the number of square feet in die Premises is included in such taking of purchase, landlord shall have the eight to terminate this Lease by giving the Tenant at least 90 days' written notice thereof.

If the Landlord exercises its right of termination hereunder, the Lease shall terminate on the date stated in the notice, provided, however, that no termination pursuant to notice hereunder may occur later than 60 days after the date of such taking.

     Surrender - On any such date of termination under said Section, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises arid remove Tenant therefrom, and the Rent shall abate on the date of termination, except that if the date of such taking differs from the date of termination, Rent shall abate on the former date in respect of the portion taken. After such termination, and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay the Landlord such Rent.

     Partial Taking of Premises - If any portion of the Premises (but less than the whole thereof) is so taken, affil no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the date of such taking. In such event the Rent payable with respect to the remainder not so taken shall be adjust pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

     Awards - Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire awards consideration for the affected lands and improvements, and Tenant shall not have nor advance claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase.

12.  LANDLORD'S WORK

Within 7 business days of the commencement date the Landlord shall paint and carpet the Premises to Tenant's choice of colour from Building standard samples and Landlord agrees to effect erect drywall partitions as outlined in Schedule A of the Offer to Lease. .

13.  ACKNOWLEDGEMENT BY TENANT

     The Tenant agrees that he will at any time or times during the Term, upon being given at least forty-eight (48) hours prior written notice, execute and deliver to the Landlord a statement in writing certifying:

          (a) that this Lease is unmodified and is in full force and effect (or if modified stating the modifications and confirming that the Lease is in full force and effect as modified);

          (b)  the amount of Rent being paid;

          (c)  the dates to which Rent has been paid;

          (d)  other charges payable under this Lease which have been paid;

          (e)  particulars of any prepayment of Rent or security deposits; and

          (f)  particulars of any subtenancies.

14.  SUBORDINATION AND POSTPONEMENT

     (1) This Lease and all the rights of the Tenant under this Lease are subject and subordinate to any and all charges against the land, buildings or improvements of which the Premises form part, whether the charge is in the nature of a tee, trust deed, lien or any other form of charge arising from, the financing or re-financing, including extensions or renewals, or the Landlord's interest in the property.

     (2) Upon request of the Landlord the Tenant will execute any form required to subordinate this Lease and the Tenant's rights to any such charge, and will, if required, acorn to the holder of the charge.

     (3) No subordination by the Tenant shall have the effect of permitting the holder of airy charge to disturb the occupation and possession of the Premises by the Tenant as long as the Tenant performs his obligations under this Lease.

15.  RULES AND REGULATIONS

The Tenant agrees on behalf of itself and all persons entering the Premises with the Tenant's authority or permission to abide by such reasonable rules and regulations that form part of this Lease and as the Landlord may make form time to time.

16.  NOTICE

     (1) Any notice required or permitted to be given by one party to the other pursuant to the terms of this Lease may be given

     To the Landlord at:           171 John Street
                                   Toronto, Ontario
                                   MST 1X3

     Tenant at the Premises

     (2) The above addresses may be changed at arty time by giving ten (10) days written notice.

     (3) Any notice given by one party to the other in accordance with the provisions of this Lease shall be deemed conclusively to have been received on the date delivered if the notice is served personally or on the fourth
     (4th) business day following the date of mailing by pre-paid registered mail, if so mailed. During any interruption, threatened interruption or substantial delay in postal service, such notice shall be delivered addressed as aforesaid and not mailed.

17.  REGISTRATION

The Tenant shall not at any time register notice of or a copy of this Lease on title to the property of which the premises form part.

18.  TRANSFERS BY LANDLORD

     (1) Sale, Conveyance and Assignment - Nothing in this Lease shall restrict the right of Landlord to sell, convey assign or otherwise deal with the Building, subject only to the rights of Tenant under this Lease.

     (2) Effect of Sale, Conveyance or Assignment - A sale, conveyance or assignment of the Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and editions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor in interest is and to this Lease. This Lease shall not be affected by air such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor in interest thereunder.

     (3) Subordination - This Lease is and shall be subject and subordinate in all respects to any and all mortgages and deeds of trust now or hereafter placed on the Building of Land, and to all renewals, modifications, consolidation, replacements and extensions thereof.

     (4) Attornment - If the interest of Landlord is transferral to any person (hereinafter called "Purchaser") by reason of foreclosure or other proceedings for enforcement of any such mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

     (5) Norxlisturbance - No attornment by Tent under Section 4 shall be effective unless, before the date of transfer to Purchaser, Purchaser delivers to Tenant a written undertaking, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default despite such enforcement proceedings and transfer.

     (6) Effect of Atturmnent - Upon auornment under Section 4, this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the same terms, coalitions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be:

          (a)  liable for any act or omission of Landlord, or

          (b) subject to nay offsets or defenses which Tenant might have against Landlord, or

          (c) bound by any prepayment by Tenant or more than one month's installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by Purchaser or any predecessor in interest except Landlord.

     (7) Execution of Instruments - The subordination and attornment provisions of this Section 18.00 shall be self-operating and except as set out in
     Section 18.05 no further instrument shall be required. Nevertheless Tenant, on request by and without costs to Landlord or any successor in interest, shall execute and deliver any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

19.  INTERPRETATION

     (1) The words importing the singular number only shall include the plural, aril vice versa, and words importing the masculine gender shall include the feminine gender, and words importing persons shall include firms and corporations and vice versa.

     (2) Unless the context otherwise requires, the word "Landlord" and the word "Tenant" wherever used herein shall be construed to include the executors, administrators, successors and assigns of the Landlord and Tenant, respectively.

     (3) When there are two or more Tenants bound by the same covenants herein contained, their obligations shall be joint and several.

     (4) Authorities for Action - Landlord may act in matter provided for herein by its Property Manager oral any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant shall designate is writing one or more persons to act on its behalf in any matter provided for therein and may from time to time change, by notice to the Landlord, such designation. In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

     (5) Entire Agreement - The Lease contains the entire agreement between the parties hereto with respect to the Premises and there are no covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this Lease, whether expressed or implied, collateral or otherwise, either oral or written. Tenant acknowledges aril agreed that it has not relied upon any statement, representation, agreement or warranty , whether by the Landlord, arty agent, their respective directors, officers, employees or rental agents or by any others, except such as are set out in this Lease. The term "Lease" in this Article shall be deemed to include any Agreement to Lease.

     (6) Name of Building - Landlord shall have the right, after 30 days notice to the Tenant, to change the name, number or designation of the Building, during the term without liability to Tenant.

     (7) Concern Not to be Unreasonably Withheld - Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance, and Landlord shall not be liable for damages. If either party withholds content or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

In Witness of the foregoing covenants the Landlord and the Tenant have executed this Lease.

                                        St. Patrick Towers Inc.


                                        ---------------------------------------
                                                                        Landlord


                                        116630 ONT 0 INC.


                                        ---------------------------------------
                                                                          Tenant

SCHEDULE OF RIDES AND RERLILATIONS FORMNG GIRT OF THIS TAM
----------------------------------------------------------

     The Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by the landlord as provided in this Lease):

1. The sidewalk, entrances, elevators, stairways and corridors of the building shall not be obstructed or used by the Tenant, his agents, servants, contractors, for employees for any purpose other than access to and from the Premises.

2. The floors sky-lights and windows that reflect or admit light into passageways or into any place in the building shall not be covered or obstructed by the Tenant, and now awnings shall be put over any window.

3. The toilets, sinks, dram washrooms and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, nebbish, rags, ashes or other substances, such as chemicals, solvents, noxious liquids or pollutants shall be thrown therein, and any damage resulting to than from misuse shall be borne by the Tenant by whom or by whose employees, ages, servants, contractors or invitees the damage was caused.

4. In the event that the Landlord provides and installs a Public Directory Board inside the 8. the Tenant's name shall be placed on the said Board at the expense of the Tenant.

5. The Tenant shall not perform any acts or carry on any activity which may damage the Premises or the common areas or be a nuisance to any other tenant.

6. No animals or birds shall be brought into the building or kept on the Premises.

7. The Tenant shall not mark, drill into, bore or cut or in any way damage or deface the walls, ceilings or floors of the Premises. No wires, pipes, or conduits shall be installed in the Premises without prior written approval of the Landlord. No broadloom or carpeting shall be affixed to the Premises by means of a non-soluble adhesive or similar product.

8. No one shall use the Premises for sleeping apartments or residential purposes, for the storage of personal effects or auricles other than those required for business purposes, or for any illegal purpose.

9. The Tenant shall not use or permit the use of any objectionable advertising medium such as, without limitation,, loudspeakers, public address systems sound amplifiers, radio, broadcast or television apparatus within the building which is in any manner audible or visible outside of the Premises.

10. The Tenant must observe strict care not to allow windows to remain open so as to admit rain or snow, or so as to interfere with the hearing of the building. The Tenant neglecting this rule will be responsible for any damage caused to the property of other tenants or to the property of the Landlord, by such carelessness. The Tenant, when closing the Premises, shall close all windows and lock all doors.

11. The Tenant shall not without the express written consent of the Landlord, place any additional locks upon any doors of the Premises and shall not permit any duplicate keys to be made therefore; but shall use only additional keys obtained from the Landlord, at the expense of the Tenant, and shall surrender to the Landlord on the termination of the Lease all keys of the Premises.

12. No inflammable oils or other inflammable, toxic, dangerous or explosive materials shall be kept or permitted to be kept in or on the Premises.

13. No bicycles or other vehicles shall be brought within the Premises or upon the Landlord's property, including any lane or courtyard, agreed in writing.

14. Nothing hall be placed on the outside of windows or projections of the Premises. No air-conditioning equipment shall be placed at the windows of the Premises without the consent in writing of the Landlord.

15. The moving of all heavy equipment and office equipment or furniture shall occur only between 6:00 p.m. and 8:00 a.m. or any other time teed to by the Landlord and the persons employed to move the same in and out of the building must ix acceptable to the Landlord. Safes and other heavy equipment shall be moved through the Premises and common areas only upon steel bearing plates. No deliveries requiring the use of an elevator for freight purposes will be received into the building or carried in the elevators, except during hours approved by the Landlord.

16. The Tenant shall first obtain in writing the consent of the Landlord, not to be unreasonably withheld, to any alteration or modification ^i system in the Premises and all such alterations and modifications shall be completed at the Tenant's expense by an electrical ratabably acceptable to the landlord.

17. The Tenant shall first obtain in writing the consent of the Landlord to the placement by the Tenant of any garbage containers or receptacles outside the Premises or building.

18. The Tenant shall not install or erect on or about the Premises television antennae, communications towers, satellite dishes or other such apparatus.

19. The Landlord shall have the right to matte such other and further reasonable rules and regulations and to alter, amend or cancel all rules and regulations as in its judges may from time to time be needed for the safety, care and cleanliness of the building and for the preservation of good order therein and the same shall be kept and observed by the Tenant, his employees, agents, servants, contractors or ice. The landlord may from time to time waive any of such rules and regulations as applied to particular tenants and is not liable to the Tenant for breaches thereof by other tenants.

                                DATED AUGUST 1998




                                    BETWEEN:


                             ST. PATRICK TOWERS INC.

                                                       LANDLORD

                               -------------------


                                       AND

                              1164330 ONTARIO INC.

                                                       TENANT

                               -------------------


                                COMMERCIAL LEASE